Herzfeld ADVISORS

Herzfeld Credit Income Fund, Inc.

April 2026

NASDAQ: HERZ

	Common Stock Data as of 4/30/2026
Ticker Symbol	HERZ
Total Net Asset Value (est.)	$39,888,055.20
Net Asset Value Per Share (est.)	$19.91
Closing Price per Share	$17.23
Premium/Discount	-13.49%
Distribution	11.84%
Total Market Capitalization	$34,501,606.10

Portfolio Summary



Legacy CUBA Holdings 3%
CLO Equity Preferred Shares 3%
CFO Debt 1%
CLO Debt 4%
Private Placement 6%
CFO Equity 6%
Fixed Income CEF 38%
CLO Equity 9%
CLO CEF 14%
Cash & Cash Equivalents 16%

Diversification by Type of Investment

Fixed Income CEF	37.80%
Cash & Cash Equivalents	16.31%
CLO CEF	13.66%
CLO Equity	9.26%
CFO Equity	6.47%
Private Placement	6.38%
CLO Debt	3.59%
CLO Equity Preferred Shares	3.20%
Legacy CUBA Holdings	2.63%
CFO Debt	0.69%

Top 5 Positions

Cash & Cash Equivalents	16.31%
EIC	9.83%
FSSL	8.64%
Dawson Logan 5 CFO	7.82%
PDI	6.76%

Top 5 Managers

FS Investment Solutions	14.40%
Pacific Investment Management Co	13.97%
Eagle Point Credit Management	13.03%
Dawson Partners	7.82%
Evermore	6.38%

Top 5 CLO Positions**

Garnet 2026-5A	3.35%
Brant Point CLO 2025-9	3.19%
OCP CLO 2025-46	2.02%
Diameter Capital CLO 12	1.91%
INVCO 2022-3	1.22%

* All data, including portfolio holding data, is as of 4/30/2026 unless otherwise indicated. Total Net Asset Value, Net Asset Value per share, Premium Discount and Total Market Capitalization are unaudited. Please see additional disclosures at the end of this presentation.
** Top 5 CLO Positions include both equity and debt positions

CLO Equity, CLO Debt and CLO Closed End Fund Reporting +

Weighted Price Distribution


60%
50%
40%
30%
20%
10%
0%
56.94%
17.30%
10.37%
5.13%
4.94%
1.47%
3.74%
0.09%
> 100
97.5 - 100
95 - 97.5
90 - 95
80 - 90
70 - 80
<70
Unmatched
Price

Weighted Average Spread Distribution


40%
35%
30%
25%
20%
15%
10%
5%
0%
0.68%
1.21%
3.06%
5.32%
10.44%
17.22%
27.60%
37.09%
29.25%
7.59%
1.00%
> 600
550 - 600
500 - 550
450 - 500
400 - 450
350 - 400
300 - 350
250 - 300
200 - 250
< 200
Unmatched
Coupon Spread

Weighted Average Maturity Distribution


70%
60%
50%
40%
30%
20%
10%
0%
59.44%
12.68%
11.17%
14.53%
2.01%
0.14%
0.00%
> 2031
2030
2029
2028
2027
2026
2025
Maturity Bucket

Weighted Average Rating Distribution


40%
35%
30%
25%
20%
15%
10%
5%
0%
Aa2
Aa3
A1
A2
A3
Baa1
Baa2
Baa3
Ba1
Ba2
Ba3
B1
B2
B3
Caa1
Caa2
Caa3
Ca
C
Rating Bucket

Top 10 Industry

High Tech Industries	11.86%
Healthcare & Pharmaceuticals	11.47%
FIRE: Real Estate	11.27%
Services: Business	10.32%
Hotel, Gaming, & Leisure	5.78%
Capital Equipment	5.29%
Construction & Building	4.09%
Beverage, Food, & Tobacco	3.93%
Aerospace & Defense	3.41%
Automotive	3.26%

Top 10 Issuers

TRANSDIGM	0.55%
HOLOGIC	0.53%
ALLIED UNVL HOLDCO	0.46%
AMERN AIRLS	0.44%
HYPERION REFINANCE	0.44%
OAKEAGLE ACQUIRECO	0.43%
ATHENAHEALTH GROUP	0.41%
SEDGWICK CLAIMS MGMT SERVICES	0.41%
BCPE EMPIRE HOLDINGS	0.40%
ENSTALL GROUP	0.40%

+ We obtain exposure in underlying senior secured loans indirectly through our CLO equity and debt investments and through indirect exposure in our CLO Closed End Fund investments. The weighted price distribution, the weighted spread distribution, the weighted average maturity distribution, the weighted average rating distribution, industry and top 10 issuer charts and figures are based on the weighted average total market value of the collateral held by CLO equity and debt investments that had available reporting as of 4/30/2026. There should be no expectation that all CLO equity and debt investments will provide reporting.

This material provided in this presentation is for general and informational purposes only and does not constitute an offer or solicitation to buy or sell Herzfeld Credit Income Fund, Inc. ("HERZ" or the "Fund") shares. The presentation does not provide tax or legal advice.

Contact your attorney, tax or other advisor for any specific legal, investment or tax advice. Information relating to HERZ, including its investment objectives, risks, charges and expenses and other information is publicly available through filings with the U.S. Securities and Exchange Commission ("SEC") and may be found on the SEC's website (www.sec.gov) or on HERZ's website, https://www.herzfeld.com/herz. Please refer to the most recently filed disclosure statements, including HERZ's registration statement and financial statement, for current information related to HERZ.

Past performance is not indicative of future results or a guarantee of future returns.

The information contained in this presentation may not be complete, may change, and is subject to and is qualified in its entirety by financial reconciliation of any financial information by the Fund auditors or information filed with the SEC. No representation is made with respect to its completeness. The information is not intended to be, nor shall it be construed as investment advice or a recommendation of any kind.

Information contained herein, including information related to the underlying holdings for any HERZ Fund investment, has been obtained from published sources and/or prepared by other parties. While the Fund and its investment adviser, Thomas J. Herzfeld Advisors, Inc., has no reason to believe the information in this presentation is inaccurate or unreliable, neither the Fund nor the investment advisor, nor any of their respective partners, officers, directors, affiliates, employees, agents or advisors nor any other person assumes any responsibility for the accuracy, reliability or completeness of any information in this presentation.

This presentation has been prepared by Thomas J. Herzfeld Advisors, Inc. in its capacity as investment manager. Thomas J. Herzfeld Advisors, Inc. is registered as an independent investment adviser registered with the Securities & Exchange Commission.

Industry categories are based on Moody's industry categorization of each obligor as reported in CLO trustee reports to the extent that industry category is reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Fund's exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. Certain underlying obligors may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry.

The weighted average rating distribution uses credit ratings based on Moody's ratings and is for comparison and informational purposes only. Where Moody's does not assign a rating to a particular obligor, the weighted average rating attempts, where possible, to reflect Moody's equivalent rating for a rating agency that rated the obligor, provided, that such other rating is available. There should be no expectation that the credit ratings displayed in the weighted average rating distribution includes all investments as the reporting is dependent upon credit rating data being made available.